UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

current report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-31157	23-2507402
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Pennsylvania Drive

Exton, Pennsylvania 19341

(Address of principal executive offices) (Zip Code)

(610) 646-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ISSC	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Innovative Solutions and Support, Inc. (the “Company”) was held on April 15, 2021. At the Annual Meeting, the Company’s shareholders approved two proposals. The proposals below are described in the Company’s definitive proxy statement, dated January 27, 2021, for its Annual Meeting. The results are as follows:

Proposal 1: Election of Five Directors to the Board of Directors

Name	For	Withheld	Broker Non-Votes
Geoffrey S. M. Hedrick	6,188,868	33,938	6,832,336
Winston J. Churchill	4,801,055	1,421,751	6,832,336
Roger A. Carolin	5,943,744	279,062	6,832,336
Robert E. Mittelstaedt, Jr.	5,063,416	1,159,390	6,832,336
Glen R. Bressner	5,169,172	1,053,634	6,832,336

Proposal 2: Ratification of the Appointment of Grant Thornton LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending September 30, 2021

For	Against	Abstain	Broker Non-Votes
12,260,982	40,719	753,441	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INNOVATIVE SOLUTIONS AND SUPPORT, INC.

Date: April 16, 2021	By:	/s/ Relland M. Winand
Relland M. Winand
Chief Financial Officer